Exhibit 10.1

AMENDMENT NUMBER ONE TO LOAN AND SECURITY AGREEMENT

This AMENDMENT NUMBER ONE TO LOAN AND SECURITY AGREEMENT (this “Amendment”), dated as of December 30, 2019, is entered into by and between AUSTIN FINANCIAL SERVICES, INC., a Delaware corporation (“Lender”) and SUPERIOR DRILLING PRODUCTS, INC., a Utah corporation, SUPERIOR DRILLING SOLUTIONS, LLC, a Utah limited liability company, HARD ROCK SOLUTIONS, LLC, a Utah limited liability company, EXTREME TECHNOLOGIES, LLC, a Utah limited liability company, MEIER LEASING, LLC, a Utah limited liability company, and MEIER PROPERTIES, SERIES LLC, a Utah limited liability company (individually and collectively, “Borrower”), with reference to the following facts:

A. Borrower and Lender previously entered into that certain Loan and Security Agreement, dated as of February 20, 2019 (as amended, the “Loan Agreement”); and

B. Borrower has requested that Lender provide a special advance term loan under the Loan Agreement and amend certain other terms and provisions set forth in and/or contemplated by the Loan Agreement. Lender has agreed to Borrower’s requests, subject to the terms and conditions of this Amendment.

NOW, THEREFORE, in consideration of the foregoing, Borrower and Lender hereby agree as follows:

1. Recitals. The foregoing recitals are hereby incorporated herein by this reference and made a part hereof, with the same force and effect as if fully set forth herein.

2. Defined Terms. All initially capitalized terms used but not defined herein have the meanings assigned to such terms in the Loan Agreement.

3. Amendments

(a) Amendment to Section 2.3. Section 2.3 of the Loan Agreement is hereby amended and restated in its entirety as follows:

2.3 Term Loan. Subject to the terms and conditions hereof, Lender agrees to make the following Loan(s) to Borrower: (a) on the Closing Date, a Loan in an amount equal to the Initial Term Loan Commitment (the “Initial Term Loan”), and (b) on the Amendment Number One Effective Date, a Loan in an amount equal to the Special Advance Term Loan Commitment (the “Special Advance Term Loan”). The Initial Term Loan and the Special Advance Term Loan, and Borrower’s obligation to repay the same, shall be evidenced by this Agreement, and the books and records of Lender.

(b) Amendment to Schedule A.

(i) The following defined terms in Schedule A to the Loan Agreement are hereby amended and restated to read in their entirety as follows:

“Loans” means the Advances, the Term Loan (consisting of the Initial Term Loan and the Special Advance Term Loan), and any other loans or extensions of credit that Lender, in its sole discretion, may determine to provide to Borrower (each, a “Loan”).

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“Term Loan” means, collectively, the Initial Term Loan and the Special Advance Term Loan.

(ii) The following new defined terms are hereby added to Schedule A to the Loan Agreement in alphabetical order as follows:

“Amendment Number One Effective Date” means December 30, 2019.

“Initial Term Loan” is defined in Section 2.3 of the Agreement.

“Initial Term Loan Commitment” is defined in Section 2.3 of Schedule B.

“Special Advance Term Loan” is defined in Section 2.3 of the Agreement.

“Special Advance Term Loan Commitment” is defined in Section 2.3 of Schedule B.

(iii) Schedule 3.4 to Schedule A to the Loan Agreement is hereby amended and restated and replaced with Schedule 3.4 to Schedule A attached hereto.

(c) Amendment and Restatement of Schedule B. Schedule B to the Loan Agreement is hereby amended and restated and replaced with Schedule B attached hereto.

4. Conditions Precedent to Effectiveness of Amendment. The effectiveness of this Amendment is subject to and contingent upon the fulfillment of each and every one of the following conditions to the satisfaction of Lender:

(a) Lender shall have received this Amendment, duly executed by Borrower;

(b) No Event of Default or Default shall have occurred and be continuing;

(c) All of the representations and warranties set forth herein and in the Loan Agreement shall be true, complete and accurate in all respects as of the date hereof (except for representations and warranties that are expressly stated to be true and correct as of the date of the Loan Agreement); and

(d) Lender shall have received (i) an amendment closing fee in the amount of $3,500.00, which fee shall be fully earned and nonrefundable and (ii) all Lender’s reasonable expenses incurred through the date of this Amendment and the reasonable fees and costs of Lender’s internal and outside counsel incurred in the negotiation and preparation of this Amendment, which Borrower hereby authorizes to be paid by an Advance under the Loan Agreement.

5. Representations and Warranties. In order to induce Lender to enter into this Amendment, Borrower hereby represents and warrants to Lender that:

(a) No Event of Default or Default is continuing;

(b) All of the representations and warranties set forth herein and in the Loan Agreement are true, complete and accurate in all respects (except for representations and warranties which are expressly stated to be true and correct as of the date of the Loan Agreement); and

(c) This Amendment has been duly executed and delivered by Borrower, and the Loan Agreement continues to constitute the legal, valid and binding agreements and obligations of Borrower, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, and similar laws and equitable principles affecting the enforcement of creditors’ rights generally.

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6. Release.

(a) In consideration of the agreements of Lender contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Borrower and each guarantor, indemnitor, or obligor with respect to the Obligations, if any, (collectively, “Obligors”), on behalf of itself and its successors, assigns and its present and former shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents, and other representatives (Borrower, each Obligor, if any, and all such other persons and parties being hereinafter referred to collectively as “Releasors” and individually as a “Releasor”), hereby absolutely, unconditionally and irrevocably release, remise and forever discharge Lender, and its successors and assigns, and its present and former shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives (Lender and all such other persons being hereinafter referred to collectively as “Releasees” and individually as a “Releasee”), of and from all demands, actions, causes of action, suits, covenants, contracts, controversies, agreements, promises, sums of money, accounts, bills, reckonings, damages and any and all other claims, counterclaims, defenses, rights of set-off, demands and liabilities whatsoever (individually, a “Claim” and collectively, “Claims”) of every name and nature, known or unknown, suspected or unsuspected, both at law and in equity, which Releasors may now or hereafter own, hold, have or claim to have against Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever that arises at any time on or before the day and date of this Agreement for or on account of, or in relation to, or in any way in connection with any of the Loan Agreement or any of the other Loan Documents or transactions thereunder or related thereto or hereunder.

(b) It is the intention of Borrower and each Obligor, if any, that this Agreement and the release set forth above constitute a full and final accord and satisfaction of all claims that Releasors may have or hereafter be deemed to have against Releasees as set forth herein. In furtherance of this intention, Borrower and each Obligor, on behalf of itself and each other Releasor, expressly waive any statutory or common law provision that would otherwise prevent the release set forth above from extending to claims that are not currently known or suspected to exist in any Releasor’s favor at the time of executing this Agreement and which, if known by Releasors, might have materially affected the agreement as provided for hereunder. Borrower and each Obligor, on behalf of itself and each other Releasor, acknowledge that it is familiar with section 1542 of California Civil Code:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS THAT THE CREDITOR OR RELEASING PARTY DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, AND THAT IF KNOWN BY HIM OR HER, WOULD HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR OR RELEASED PARTY.

(c) Borrower and each Obligor, if any, on behalf of itself and each other Releasor, waive and release any rights or benefits that each may have under section 1542 to the full extent that it may lawfully waive such rights and benefits, and Borrower and each Obligor, on behalf of itself and each other Releasor, acknowledge that each understands the significance and consequences of the waiver of the provisions of section 1542 and that each has been advised by its attorney as to the significance and consequences of this waiver.

(d) Borrower and each Obligor, if any, understand, acknowledge and agree that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding that may be instituted, prosecuted or attempted in breach of the provisions of such release.

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(e) Borrower and each Obligor, if any, agree that no fact, event, circumstance, evidence or transaction which could now be asserted or which may hereafter be discovered affects in any manner the final, absolute and unconditional nature of the release set forth above.

(f) Borrower and each Obligor, if any, on behalf of itself and its successors, assigns and other legal representatives, hereby absolutely, unconditionally and irrevocably, covenant and agree with and in favor of each Releasee that it will not sue (at law, in equity, in any regulatory proceeding or otherwise) any Releasee on the basis of any Claim released, remised and discharged by Borrower and each Obligor pursuant to Section 6 of this Agreement. If Borrower and each Obligor, if any, or any of its successors, assigns or other legal representations violates the foregoing covenant, Borrower and each Obligor, if any, for itself and each other Releasor, agree to pay, in addition to such other damages as any Releasee may sustain as a result of such violation, all reasonable attorneys’ fees and costs incurred by any Releasee as a result of such violation.

7. Counterparts; Telefacsimile Execution. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Amendment. Delivery of an executed counterpart of this Amendment by telefacsimile shall be equally as effective as delivery of a manually executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile also shall deliver a manually executed counterpart of this Amendment but the failure to deliver a manually executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

8. Integration. The Loan Agreement as amended by this Amendment constitutes the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and thereof, and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof and thereof.

9. No Waiver. The execution of this Amendment and the acceptance of all other agreements and instruments related hereto shall not be deemed to be a waiver of any Default or Event of Default, whether or not known to Lender and whether or not existing on the date of this Amendment.

10. Reaffirmation of the Loan Agreement. The Loan Agreement as amended hereby is reaffirmed by Borrower and remains in full force and effect.

11. Expenses. Borrower shall be liable to reimburse Lender for all reasonable costs and expenses (including, without limitation, reasonable legal fees and expenses) that Lender incurs in connection with the preparation, negotiation, and execution of this Amendment, including, without limitation, the reasonable costs and fees of outside legal counsel to Lender. Borrower hereby authorizes Lender to effect payment of all such fees and expenses by a loan or advance pursuant to the terms of the Loan Documents.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

LENDER:		borrower:

AUSTIN FINANCIAL SERVICES, INC., a Delaware corporation		SUPERIOR DRILLING PRODUCTS, INC. a Utah corporation

By:	/s/ Lance Gillis	By:	/s/ Annette Meier
Name:	Lance Gillis	Name:	Annette Meier
Its:	Senior Vice President	Its:	COO/President

SUPERIOR DRILLING SOLUTIONS, LLC, a Utah limited liability company

		By:	/s/ Annette Meier
		Name:	Annette Meier
		Its:	President

HARD ROCK SOLUTIONS, LLC, a Utah limited liability company

		By:	/s/ Annette Meier
		Name:	Annette Meier
		Its:	President

EXTREME TECHNOLOGIES, LLC, a Utah limited liability company

		By:	/s/ Annette Meier
		Name:	Annette Meier
		Its:	President

MEIER LEASING, LLC, a Utah limited liability company

		By:	/s/ Annette Meier
		Name:	Annette Meier
		Its:	President

MEIER PROPERTIES SERIES, LLC, a Utah limited liability company

		By:	/s/ Annette Meier
		Name:	Annette Meier
		Its:	President

Address for notices:		Address for notices:

Austin Financial Services, Inc. 11111 Santa Monica Blvd. Suite 900 Los Angeles, CA 90025-9823 Attn: Lance Gillis Telephone: (310) 444-7939 Facsimile: (310) 444-7959

Superior Drilling Solutions, LLC

1583 South 1700 East

Vernal, UT 84078

Attn: Chris Cashion, Chief Financial Officer

Telephone: (435) 789-0594

Facsimile: 435-789-0595

Mailing Address:

Superior Drilling Solutions, LLC

P.O. Box 1656

Vernal, UT 84078

Attn: Chris Cashion, Chief Financial Officer

schedule 3.4
to
Schedule A

to

LOAN AND SECURITY AGREEMENT

EQUIPMENT COLLATERAL

SCHEDULE 3.4
to
schedule a
TO
LOAN AND SECURITY AGREEMENT

EQUIPMENT COLLATERAL

Description:

Item #1

Qty: (1)	Okuma Model Multus B750Wx4000 CNC Turning Center, S/N SR8.160111. (2012); 41.34” Maximum Turning Diameter, 157.48” Maximum Turning Length 12.5” Through Hole Spindel; with 25’D 4-Jaw Chuck’ 80-Position Automatic Tool Charger; and Okuma CNC Control

Item #2

Qty: (1)	DMG Mori Model CTX Gamma 3000TC CNC Turning Center, S/N 670000101, (2014); 27.55” Maximum Turning Diameter, 118.11” Maximum Turning Length; with Heavy-Duty Turning/Milling Spindle’ 80-Tool Magazine; Mist Extractor; ChipBLASTER Model JV-40 Coolant System; and Siemens Model Sinumerk 840D CNC Control

Item #3

Qty: (1)	Okuma Model Multus B400Wx15000 CNC Turning Center, S/N SR152318, (2011); 15.75” Maximum Turning Diameter, 59.06” Maximum Turning Length 160,000

schedule B
to
LOAN AND SECURITY AGREEMENT

CERTAIN CREDIT TERMS

schedule B to LOAN AND SECURITY AGREEMENT CERTAIN CREDIT TERMS	SUperior Drilling products, inc., a Utah corporation, SUPERIOR DRILLING SOLUTIONS, LLC, a Utah limited liability company, HARD ROCK SOLUTIONS, LLC, a Utah limited liability company, EXTREME TECHNOLOGIES, LLC, a Utah limited liability company, MEIER LEASING, LLC, a Utah limited liability company, and MEIER PROPERTIES, SERIES LLC, a Utah limited liability company, as “Borrower”

Loan and Security Agreement Section	Credit Terms

Section A – Total Commitment	$4,300,000
Section 2.1 – Line of Credit Commitment:	$3,500,000 less the Term Loan Reserve
Section B – Exceptions to Concentration Limit:	Concentration limits for certain Account Debtors: N/A
Section 2.1 – Accounts Advance Rate:	85%
Section 2.1 – Inventory Advance Rate:	50%
Section 2.1 – Inventory Sublimit:	The lesser of (a) $500,000, or (b) an amount equal to 50% of availability under clause (a) of the definition of “Borrowing Base” set forth in Schedule A.
Section 2.3 – Initial Term Loan Commitment:	$800,000
Section 2.3 – Special Advance Term Loan Commitment

An amount equal to the sum of (A) $200,000 and (B) the difference of: (i) the Initial Term Loan Commitment minus (ii) the outstanding principal amount of the Initial Term Loan on the Amendment Number One Effective Date.

Section 2.4 – Monthly Term Loan Principal Reduction Payment:	$27,778.00
Section 2.6(a) – Annual Facility Fee:	An amount equal to (i) 1.00% of the Total Commitment due on the Closing Date, and (ii) 0.50% of the Total Commitment due on every anniversary thereafter of the Closing Date.

Loan and Security Agreement Section	Credit Terms

Section 2.6(d) – Collateral Management Fee Percentage:	0.30%
Section 2.6(d) – Minimum Collateral Management Fee:	Minimum Borrowing Amount times the Collateral Management Fee Percentage.
Section 2.6(e) – Line of Credit Termination and/or Reduction Fees:	An amount equal to the percentage of the Total Commitment set forth in the table below for the applicable period:

Year 1 3.00% Year 2 2.00% Year 3 1.00% Year 4 1.00% Year 5 0%

Section 2.6(g) – Term Loan Prepayment Fees:	None.
Section 2.7(a) – Interest Rate:

The Interest Rate for all Advances shall be the sum of the Prime Rate plus two percentage points (2.00%).

The Interest Rate for the Term Loan shall be the sum of the Prime Rate plus two percentage points (2.00%).

Section 2.7(c) – Minimum Interest:	Minimum Borrowing Amount times the Interest Rate.
Section 5.9 Financial Statements Delivered at Closing:	CPA-audited financial statements for its fiscal year ended December 31, 2017, and internally-prepared financial statements for the fiscal-year-to-date period ended December 31, 2018
Section 6.3(f) – Annual Financial Statements:	CPA-reviewed within 120 days of fiscal year end
Section 9.1 – Initial Maturity Date:	February 20, 2023